Exhibit 10.2

BILL OF SALE, ASSIGNMENT AND ASSUMPTION

OF LEASES AND CONTRACTS

THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS (this “Bill of Sale”) is made as of the 26th day of May, 2011, by and between those undersigned tenant in common owners (collectively, “Assignor”), and TNP SRT PINEHURST EAST, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Assignor hereby sells, transfers, assigns and conveys to Assignee the following:

(a) All right, title and interest of Assignor in and to all tangible personal property (collectively, “Personalty”) set forth in the inventory located on, and used in connection with the management, maintenance or operation of that certain land and improvements located in Bismarck, North Dakota, as more particularly described in Exhibit A hereto and made a part hereof (collectively, “Real Property”), but excluding tangible personal property owned or leased by Assignor’s property manager or the tenants of the Real Property under the Tenant Leases (as defined below).

(b) All right, title and interest of Assignor in and to all leases of the Real Property (collectively, the “Tenant Leases”), relating to the leasing of space in the Real Property and all of the rights, interests, benefits and privileges of the lessor thereunder, and to the extent Assignee has not received a credit therefor under the Purchase Agreement (as defined below), all prepaid rents and security and other deposits held by Assignor under the Tenant Leases and not credited or returned to tenants, but subject to all terms, conditions, reservations and limitations set forth in the Tenant Leases.

(c) All right, title and interest of Assignor in and to those certain contracts set forth on Exhibit B hereto and made a part hereof, and all warranties, guaranties, indemnities and claims (including, without limitation, for workmanship, materials and performance) and which exist or may hereafter exist against any contractor, subcontractor, manufacturer or supplier or laborer or other services relating thereto (collectively, the “Contracts”).

(d) All right, title and interest of Assignor in and to any and all license agreements used in connection with the Real Property (collectively, the “License Agreements”).

2. This Bill of Sale is given pursuant to that certain Purchase and Sale Agreement and Escrow Instructions (as amended, the “Purchase Agreement”) dated as of May     , 2011, between Assignor and TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, providing for, among other things, the conveyance of the Personalty, the Tenant Leases, the License Agreements and the Contracts.

3. Assignee hereby accepts the assignment of the Personalty, the Tenant Leases, the Reserves, the Contracts and the License Agreements and agrees to assume and discharge, in accordance with the terms thereof, (a) all of the obligations thereunder from and after the date hereof, including, without limitation, the obligations and duties of Assignor relating to any tenant deposits either assigned to Assignee or for which Assignee received a credit from Assignor pursuant to the Purchase Agreement, and (b) all of the lessor’s obligations under the Tenant Leases relating to the physical, environmental or legal compliance status of the Real Property, arising after the date hereof. Assignee agrees to indemnify and hold harmless Assignor from any cost, liability, damage or expense (including reasonable attorneys’ fees) arising out of or relating to Assignee’s failure to perform any of the foregoing obligations.

4. Assignor agrees to indemnify and hold harmless Assignee from any cost, liability, damage or expense (including reasonable attorneys’ fees) arising out of or relating to Assignor’s failure to perform any of the obligations of Assignor under the Tenant Leases, Contracts or License Agreements, to the extent accruing prior to the date hereof, excluding all of the lessor’s obligations under the Tenant Leases relating to the physical, environmental or legal compliance status of the Real Property (whether accruing before or after the date hereof).

5. This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale as of the date first above written.

ASSIGNOR:

AGRIMONTI-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	The Gerald F. Sabine 1995 Trust Dated August 18, 1995
Its:	Sole Member

	By:	/s/ Sandra S. Agrimonti
	Name:	Sandra S. Agrimonti
	Its:	Trustee

Signature Page to Bill of Sale

ASHLEY-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	Donald H. Ashley 1992 Revocable Trust as restated January 11, 2001
Its:	Sole Member

	By:	/s/ Donald Ashley
	Name:	Donald Ashley
	Its:	Trustee

Signature Page to Bill of Sale

BARTELLS-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	Bruce F. Bartells and Juli A Bartells Family Trust dated June 4, 1987
Its:	Sole Member

	By:	/s/ Bruce F. Bartells
	Name:	Bruce F. Bartells
	Its:	Trustee

	By:	/s/ Juli A. Bartells
	Name:	Juli A. Bartells
	Its:	Trustee

Signature Page to Bill of Sale

W. BENSINK-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	/s/ William H. Bensink
Name:	William H. Bensink
Its:	Sole Member

Signature Page to Bill of Sale

BONINO-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	The Bonino/Brown Revocable Trust of March 16, 1993
Its:	Sole Member

	By:	/s/ Eugene E. Bonino
	Name:	Eugene E. Bonino
	Its:	Trustee

	By:	/s/ Wilbert H. Brown
	Name:	Wilbert H. Brown
	Its:	Trustee

Signature Page to Bill of Sale

BUSHMAN-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	Bushman Investments Propertis, LTD, a Utah limited partnership
Its:	Sole Member

	By:	Bushman Management, L.C., a Utah limited company
	Its:	General Partner

		By:	/s/ Kent Bushman
		Name:	Kent Bushman
		Its:	Manager

		By:	/s/ John Bushman
		Name:	John Bushman
		Its:	Manager

Signature Page to Bill of Sale

FIGLEWICZ-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	Figlewicz Family Trust dated March
Its:	Sole Member

	By:	/s/ John L. Figlewicz
	Name:	John L. Figlewicz
	Its:	Trustee

	By:	/s/ Maureen A. Figlewicz
	Name:	Maureen A. Figlewicz
	Its:	Trustee

Signature Page to Bill of Sale

FRANICH-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	/s/ Judith K. Franich
Name:	Judith K. Franich
Its:	Sole Member

Signature Page to Bill of Sale

5-19-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	5-19 47th Associates, Inc., a New York corporation
Its:	Sole Member

	By:	/s/ Michael Galmer
	Name:	Michael Galmer
	Its:	President

Signature Page to Bill of Sale

HELLINGS-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	Elva F. Hellings 1997 Living Trust, dated October 29, 1997 and as amended June 27, 2007
Its:	Sole Member

	By:	/s/ Elva F. Hellings
	Name:	Elva F. Hellings
	Its:	Co-Trustee

	By:	/s/ Ronald W. Hellings
	Name:	Ronald W. Hellings
	Its:	Co-Trustee

	By:	/s/ Diane Koslow
	Name:	Diane Koslow
	Its:	Co-Trustee

Signature Page to Bill of Sale

INEICHEN-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	Marina Bay Apartments, LLC, a Washington limited liability company
Its:	Sole Member

	By:	/s/ Bernard Ineichen
	Name:	Bernard Ineichen
	Its:	Member

Signature Page to Bill of Sale

JACOBSON-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	James Jacobson Trust Dated April 22, 2005
Its:	Sole Member

	By:	/s/ James O. Jacobson
	Name:	James O. Jacobson
	Its:	Co-Trustee

Signature Page to Bill of Sale

LEE-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	/s/ Diane M. Lee
Name:	Diane M. Lee
Its:	Sole Member

Signature Page to Bill of Sale

APPLEWOOD-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	Applewood, LLC, a Washington limited liability company
Its:	Sole Member

	By:	/s/ Victor L. Lund
	Name:	Victor L. Lund
	Its:	Manager

Signature Page to Bill of Sale

M. BENSINK-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	/s/ Marilyn L. Bensink
Name:	Marilyn L. Bensink
Its:	Sole Member

Signature Page to Bill of Sale

MacPHEE-PINEHURST SQUARE EAST, LLC, a Delaware limited liability company

By:	/s/ Matthew MacPhee
Name:	Matthew MacPhee
Its:	Sole Member

Signature Page to Bill of Sale

T. MATTHYS-PINEHURST SQUARE EAST,
LLC, a Delaware limited liability company

By:	/s/ Tarina Matthys
Name:	Tarina Matthys
Its:	Sole Member

Signature Page to Bill of Sale

J.R. SHUPACK-PINEHURST SQUARE EAST,
LLC, a Delaware limited liability company

By:	/s/ Judy R. Shupack
Name:	Judy R. Shupack
Its:	Sole Member

Signature Page to Bill of Sale

SHUPACK-PINEHURST SQUARE EAST, LLC, a
Delaware limited liability company

By:	/s/ Jay S. Shupack
Name:	Jay S. Shupack
Its:	Sole Member

Signature Page to Bill of Sale

SMEE-PINEHURST SQUARE EAST, LLC, a
Delaware limited liability company

By:	John T. Smee and Mary Ellen Smee Trust, dated April 22, 1992 as Amended and Restated on June 11, 2009
Its:	Sole Member

	By:	/s/ John T. Smee
	Name:	John T. Smee
	Its:	Trustee

	By:	/s/ Mary Ellen Smee
	Name:	Mary Ellen Smee
	Its:	Trustee

Signature Page to Bill of Sale

STATTNER-PINEHURST SQUARE EAST, LLC,
a Delaware limited liability company

By:	The Stattner Living Trust dated July 26, 1999
Its:	Sole Member

	By:	/s/ Gerald N. Stattner
	Name:	Gerald N. Stattner
	Its:	Trustee

	By:	/s/ Violet Jean Stattner
	Name:	Violet Jean Stattner
	Its:	Trustee

Signature Page to Bill of Sale

TUEY-PINEHURST SQUARE EAST, LLC, a
Delaware limited liability company

By:	/s/ Kirk D. Tuey
Name:	Kirk D. Tuey
Its:	Sole Member

Signature Page to Bill of Sale

WILHELM-PINEHURST SQUARE EAST, LLC, a
Delaware limited liability company

By:	/s/ Wendy Wilhelm
Name:	Wendy Wilhelm
Its:	Sole Member

Signature Page to Bill of Sale

ASSIGNEE:

TNP SRT PINEHURST EAST, LLC,
a Delaware limited liability company

By:	TNP SRT Secured Holdings, LLC,
a Delaware limited liability company
Its:	Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership
	Its:	Sole Member

		By:	TNP Strategic Retail Trust, Inc. a Maryland corporation
		Its:	General Partner

			By:	/s/ Anthony W. Thompson
			Name:	Anthony W. Thompson
			Title:	CEO

Signature Page to Bill of Sale

EXHBIT A

LEGAL DESCRIPTION

Lot Seven (7), Block One (1), Pinehurst Square Addition to the City of Bismarck, Burleigh County, North Dakota.

Perpetual easement to construct, operate, maintain, repair and replace roads across Lot Five (5), Block One (1), Pinehurst Square Addition to the City of Bismarck, Burleigh County, North Dakota as depicted in Exhibit MB” of Easement Agreement dated October 6, 2004 and recorded October 8, 2004 at 12:17 PM as Document Number 626702;

And to construct, operate and maintain Green Areas, over and across Lot Five (5), Block One (1), Pinehurst Square Addition to the City of Bismarck, Burleigh County, North Dakota, as depicted in Exhibit “B” of Easement Agreement dated October 6, 2004 and recorded October 8, 2004 at 12:17 PM as Document Number 626702.

Together with appurtenant easements for access roads, utility facilities, detention, construction, self-help, public utilities and no barrier agreements, as contained in Easements, Covenants, Conditions and Restrictions, dated October 7, 2004 and filed for record October 8, 2004 as Document Number 626705, and re-recorded November 18, 2004 as Document Number 628680; -and- as amended by the First Amendment to Easements Covenants, Conditions and Restrictions, dated May 18, 2007 and filed for record July 24, 2007 as Document Number 675876

EXHBIT B

PROPERTY CONTRACTS

Current contracts:

•	OSI	– fertilize/weed spray

•	FK Lawncare	– dayporter

•	AVI	– fire line monitoring

•	Nove Fire	– fire line inspection & safety

•	Jeeper Sweeper	– parking lot sweeping

•	Prairieview	– mulch and pruning

•	Straightway Const.	– GNC buildout

Management & Leasing Contract

•	Duemelands Commercial	- 3rd party management

•	Duemelands Commercial	- 3rd party leasing

Pending Contracts: (awaiting signature with Torrey Chacon)

•	Waste Management	- trash

•	FK Lawncare	- landscape